The Company:

Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's assets are primarily invested in securities with market capitalizations less than $50 million, radio broadcasting, oil & gas, and cash equivalents.

Shares of the Fund are bought and sold over-the-counter on NASDAQ's electronic bulletin board under the symbol "RWMC". The price of the stock is determined by both the net asset value of the Fund's portfolio and the dynamics of supply and demand. All, or nearly all, capital gains and dividend income is reinvested in the Fund.

Message to Shareholders:

Dear Shareholders:

For the six month period ended September 30, 1999, our Net Asset Value ("NAV") decreased from $3,443,942 or 1.428 per share to $3,418,269 or $1.417 per share.

The sharp increase in Oil and Gas prices this year is having a positive impact on two of our larger portfolio investments: TDP Energy and Redwood Energy. We are currently exploring alternatives to maximize the value of TDP Energy through either the purchase of a controlling interest or the sale of our stock. The successful implementation of one of these strategies should have a material impact on our Fund.

The Fund is aware of the Year 2000 issue and the concerns surrounding it. Year 2000 issues arise because many computer hardware and software systems use only two digits to represent the year. As a result, these systems and programs may not calculate dates beyond 1999 which may cause errors in information processing or precipitate system failures. The Fund has taken steps to assess its internal systems for Year 2000 compliance. We have also taken steps to determine the status of critical business partners (custodian, transfer agent, national security exchange) Year 2000 compliance programs. Management does not believe future costs to the Fund relating to Year 2000 issues will be material; however, it is uncertain whether or to what extent the Fund may be affected by such matters.

On behalf of the Board of Directors.

Sincerely,


John C. Power
President
Redwood MicroCap Fund, Inc.

STATEMENT OF INVESTMENTS IN UNAFFILIATED ISSUERS AS OF SEPTEMBER 30, 1999

SHARES                                                                VALUE (a)

                                  COMMON STOCK - .62%

Communications - .05%
        365      FTM Media, Inc. (b)...................          $       1,870
                                                                     ---------
Manufacturing - .00%
    171,569      Optek Music Systems, Inc. (b)........                       1
                                                                     ---------
Real Estate - .57%
  1,000,000      Great American Hotels & Resort (b)..                        1
     29,630      Guardian Technologies Int'l (b).....                   19,444
                                                                     ---------
                                                                        19,445
                                                                     ---------
TOTAL COMMON STOCKS.................................                    21,316
                                                                     ---------

                                    OPTIONS - .00%
Medical - .00%
     30,000      Immucell Corporation - options ....                         0
                                                                     ---------

                                    BONDS - .20%

   20,000Southern Mineral Corporation
                     6.875% interest due 2007 (d)...                     6,800
                                                                      --------

                                    CORPORATE NOTES - 5.85%

    200,000      Garner Mortgage 12%, principal
                     and interest due October 30, 1999 (d)..           200,000
                                                                      --------

TOTAL INVESTMENTS IN SECURITIES, BONDS AND CORPORATE
NOTES OF UNAFFILIATED ISSUERS (COST $342,238)..............    $       228,116
                                                                      --------

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF SEPTEMBER 30, 1999

SHARES                                                                VALUE (a)

                              COMMON STOCKS - 73.67%

Communications - 23.44%
     75,000      Four Rivers Broadcasting (b)..............       $     75,000
    726,352      Alta California Broadcasting, Inc. (b)....            726,352
                                                                      ---------
                                                                       801,352
                                                                      ---------
Oil & Gas - 43.65%
    187,500      Redwood Energy, Inc. - escrow (b).........              1,379
  150,000      Redwood Energy, Inc - units (b).............             30,672
  816,000        Redwood Energy, Inc. - seed ..............            250,284
        425      TDP Energy Co. (b)........................          1,209,550
                                                                     ----------
                                                                     1,491,885
                                                                     ----------
Retail - 1.90%
  650,000        California Progressions, Inc. (b)........              65,000
                                                                     ----------

Real Estate - 4.68%
    900,000      Palo Verde Group, Inc. (b)..............              160,000
    305,000      Wyoming  Resorts, LLC  (b)..............                    1
                                                                     ----------
                                                                       160,001
                                                                     ----------
TOTAL COMMON STOCKS.....................................          $  2,518,238
                                                                     ---------

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF SEPTEMBER 30, 1999

SHARES                                                               VALUE (a)

                     MISCELLANEOUS INVESTMENTS - 43.10%

PRINCIPAL  Corporate Notes - 29.99%

$   225,000      Tri-Power Resources 18%, principal and interest due
                  December 29, 1999 (d)........................     $  225,000
    800,000      Wyoming Resorts, LLC 8%, principal and
                     interest due on demand (d)................        800,000
                                                                    ----------
                                                                     1,025,000
                                                                     ---------

       Preferred Capital - 5.69%

    194,500      Wyoming Resorts, LLC..........................        194,500
                                                                     ---------

                 Advances to Affiliates - 7.42%

    237,150      Four Rivers Broadcasting.....................         237,150
    16,500      Palo Verde Group..............................          16,500
                                                                     ---------
                                                                       253,650
                                                                     ---------

Total Investments in Securities, Corporate Notes and Other
  Investments of Affiliated Issuers (cost $3,133,446).........     $ 3,991,388
                                                                    ----------

Total Investments In Securities of Unaffiliated
  Issuers (cost $342,238)............................    6.67%     $   228,116
Total Investments In Securities of Affiliated
Issurs (cost $3,133,446).............................  116.77%       3,991,388
                                                       ------        ---------
Total Investments    ................................  123.44%       4,219,504
Other Liabilities, Net of Assets.......................(23.44)%        801,235)
                                                       -------       ----------
TOTAL NET ASSETS.......................................100.00 %    $ 3,418,269
                                                       ======        ==========



(a) See Note 1 of notes to financial statements
(b) Restricted security, see Note 2 of notes to financial statements
(c) See Note 3 of notes to financial statements
(d) Income producing securities

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1999

ASSETS

Investments in Securities:
Investments in securities of unaffiliated
  issuers (identified cost $342,238)...................          $     228,116
Investments in securities of affiliated
  issuers (identified cost $1,660,296).................              2,518,238
Advances to affiliates.................................              1,473,150
                                                                     ---------
Total..................................................              4,219,504
                                                                     ---------
Cash and equivalents..................................                 108,566

Other receivables.....................................                  16,430

Other assets..........................................                   3,679
                                                                      --------
Total................................................                4,348,179
                                                                     ---------
LIABILITIES

Accounts payable....................................                    41,284
Payable to affiliate.................................                  137,444
Income tax payable...................................                  117,737
Notes payable........................................                  111,000
Notes payable to affiliate...........................                  225,000
Deferred management fee..............................                   20,000
Deferred income tax liability........................                  277,445
                                                                      --------
Total................................................                  929,910
                                                                      --------
Net Assets...........................................             $  3,418,269
                                                                     =========

Net Asset Value Per Share                                         $      1.417
                                                                     =========


CAPITAL STOCK AND ACCUMULATED GAIN AS OF SEPTEMBER 30, 1999

Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,412,000 issued and outstanding....        $       2,412
                                                                  -------------
Additional paid-in capital...............................            1,968,734
                                                                  -------------
Net Accumulated Gain:
Net investment loss......................................           (2,421,025)
Accumulated net realized gain............................            3,518,772
Net unrealized appreciation of investments...............              349,376
                                                                    -----------
Net accumulated gain.....................................            1,447,123
                                                                  -------------
Total Capital Stock and Accumulated Gain................          $  3,418,269
                                                                  ============


                                         See notes to financial statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999

Investment Income:
Management fee Income.................................              $   30,500
Interest income from affiliated companies.............                  54,354
Interest income from nonaffiliated companies..........                   6,180
Other Income .........................................                   5,650
                                                                    -----------
Total.................................................                  96,684
                                                                    -----------


Expenses:
Salaries.............................................                   53,701
Bad debt expense.....................................                   38,163
Accounting service and administration................                   21,000
Audit and accounting fees............................                   15,000
Interest expense.....................................                   13,428
Office expense.......................................                   12,173
Telephone and telefax................................                   10,351
Insurance............................................                    7,102
Travel...............................................                    6,638
Director's fee.......................................                    4,000
Consulting fees......................................                    2,985
Transfer fees........................................                    1,794
Reports to shareholders..............................                    1,251
Custodian fees.......................................                    1,142
Other................................................                    9,029
                                                                    ----------
Total...............................................                   197,757
                                                                    ----------
Net Investment Loss.................................                  (101,073)
                                                                    ----------
Net Realized Gain and Unrealized Depreciation on Investments:
Net realized gain from investment transactions in investments
 in affiliated issuers..............................                   278,929
Net realized gain from investment transactions in investments
 in unaffiliated issuers...........................                    104,345
Unrealized depreciation of investments.............                   (342,332)
                                                                    ----------
Net Realized Gain and Unrealized Depreciation on Investments.           40,942
                                                                    ----------
Net Decrease in Net Assets From Operations Before Income
Tax...............................................                     (60,131)

Deferred Income Tax Benefit.......................                      34,458
                                                                     ---------
Net Decrease in Net Assets From Operations.......                 $    (25,673)
                                                                     ==========

                      See notes to financial statements

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:

Net decrease in net assets from operations....................    $    (25,673)
Adjustments to reconcile net decrease in net assets to
    cash used in operations:
    Unrealized depreciation of investments....................         342,332
    Net realized gain from investment transactions............        (383,274)
    Deferred income tax benefit...............................        (151,458)

Change in:
    Investment Securities sold receivable.....................          47,238
    Other receivables.........................................         (16,430)
    Other assets..............................................            (314)
    Accounts payable and other liabilities....................          (5,340)
    Income tax payable.........................................        106,828
                                                                    -----------
   Net cash used in operating activities......................         (86,091)
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments..................................          (50,875)
    Proceeds from sale of investments........................          479,095
    Advances to affiliates...................................         (240,300)
    Repayments of advances to affiliates.....................           46,817
    Issuance note receivable ................................         (200,000)
                                                                    -----------
   Net cash provided by investing activities.................           34,737
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:

    Proceeds of borrowings ..................................          320,000
    Principal repayment of borrowing.........................         (342,433)
    Advances from officers and affiliates....................          102,201
    Proceeds of borrowings from affiliates...................         (409,794)
    Repayment of borrowings from officers and affiliates.....          400,000
                                                                    -----------
  Net cash provided by financing activities..................           69,974
                                                                    -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS....................           18,620

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR.................           89,946
                                                                    -----------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................     $    108,566
                                                                    ===========

Suppemental Disclosure of Cash Flow Information:
    Cash paid during the period for interest ................     $      3,031
                                                                    ===========
    Cash paid during the period for income taxes.............     $     10,172
                                                                    ===========


                          See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED MARCH 31,1999, 1998 AND THE SIX MONTHS ENDED SEPTEMBER 30, 1999 UNAUDITED

                                        (Unaudited)
                                  For the Six Months Ended
                       NOTES         September 30, 1999        1999       1998

From Operations:
Net investment loss.....................$  (101,073)    $ (368,970)   $(33,255)
Net realized gain from
 investment transactions................    383,274        480,029     204,899
Net change in unrealized
 appreciation (depreciation)
 of investments........................    (342,332)      (940,206)    556,490
Income tax benefit (provision).........5     34,458        327,097    (205,000)
                                           ---------      ---------   ---------
Net increase (decrease) in net assets
 from operations.......................     (25,673)      (502,050)    523,134

Capital share transactions............                    (114,038)    (20,400)
Net Assets-beginning of period........    3,443,942      4,060,030   3,557,296
                                         ----------      ----------  ----------
Net Assets-end of period..............  $ 3,418,269    $ 3,443,942 $ 4,060,030
                                          =========     ==========   ==========


                       See notes to financial statements





NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative stocks traded in the over-the-counter market, primarily in the communications and oil and gas industries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded on national exchanges and NASDAQ are valued at last reported sales prices. Investments in securities traded in the over-the-counter market on the Electronic Bulletin Board or Pink Sheets are valued at the quoted bid as obtained from NASDAQ or at the bid prices from the brokers that make markets in such securities, on the last business day of the period. Investments in restricted securities, as well as certain thinly-traded securities and corporate notes, are valued at their fair value as determined in good faith under procedures established by and under the direction of the Fund's Board of Directions. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under SFAS No. 109, a current or deferred income tax liability or asset is recognized for timing differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

Statement of Cash Flows - the Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Funds financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  RESTRICTED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. Valuations for such securities, as well as certain thinly-traded securities and corporate notes, have been determined in good faith by the Fund's Board of Directors. The following schedule provides certain information with respect to restricted securities held by the Fund as of September 30, 1999, which securities comprised 66.97% of the Fund's net assets at such time:

                                      Date of                          Fair
Description                           Acquisition          Cost        Value

Alta California Broadcasting, Inc.    January 1, 1999     $ 725,036   $726,352
California Progressions, Inc.         November 21, 1994           0     65,000
Four Rivers Broadcasting, Inc.        May 5, 1997            75,000     75,000
Great American Hotels & Resort        February 4, 1999       50,000          1
Guardian Technologies Int'l Inc.      January 3, 1999        50,000     19,444
Optek Music Systems, Inc.             November 10, 1997      35,000          1
Palo Verde Group                      January 31, 1995      225,000    160,000
FTM Media, Inc.                       June 15, 1993              33      1,870
Redwood Energy, Inc. - Escrow         June 29, 1994           1,379      1,379
Redwood Energy, Inc. - Units          February 18, 1999      70,000     30,672
TDP Energy Company                    December 22, 1993      71,621  1,209,550
Wyoming Resorts, LLC                  May 28, 1997          305,000          1
                                                         ----------  ----------
Total                                                  $  1,608,069 $2,289,270
                                                         ==========  =========
As of September 30, 1999, the Fund's investments in restricted securities comprised approximately 52.65% of the value of its total assets.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of September 30, 1999, the Fund holds either an indirect or direct ownership of 5 percent or more of the following securities:


                                                              Purchases During
                                                    Fair   the Six months Ended
Description                             Cost       Value    September 30, 1999
Common Stock:
Alta California Broadcasting, Inc.  $ 725,036  $  726,352
California Progressions, Inc.               0      65,000
Four Rivers Broadcasting, Inc.         75,000      75,000
Palo Verde Group                      225,000     160,000
Redwood Energy, Inc.                  258,639     282,335               9,615
TDP Energy Company                     71,621   1,209,550
Wyoming Resorts, LLC                  305,000           1
                                -------------   ---------
                                    1,660,296   2,518,238
                                -------------   ---------
Corporate Notes:
Tri-Power Resources, Inc.             225,000     225,000              225,000
Wyoming Resorts, LLC                  800,000     800,000
                                -------------   ---------
                                    1,025,000   1,025,000
                                -------------   ---------
Preferred Capital:
Wyoming Resorts, LLC                  194,500     194,500              114,500
                                -------------   ---------
Advances to affiliates:
Four Rivers Broadcasting, Inc.        237,150     237,150              182,650
Palo Verde Group                       16,500      16,500               16,500
                                -------------   ---------
                                      253,650     253,650
                                -------------   ---------
Total                            $  3,133,446 $ 3,991,388
                                =============   =========

4.  UNREALIZED GAINS AND LOSSES

At September 30, 1999 the net unrealized appreciation of investments of $349,376, which has been offset by applicable deferred income taxes of $277,445, was comprised of gross appreciation of $1,152,106 for those investments having an excess of value over cost and gross depreciation of $525,285 for those investments having an excess of cost over value.

5.  INCOME TAXES

The income tax benefit for the year ended September 30, 1999 consists of:

        Current provision(benefit)                  $    94,174
        Deferred provision(benefit)                    (128,632)
        Total                                       $   (34,458)
                                                      ==========

Deferred income taxes of $277,445 primarily reflect the income tax effects of temporary differences between the book and tax bases of assets as a result of unrealized gains on investments at September 30, 1999.

The following summary reconciles income tax computed at the federal statutory rate with the income tax provision(benefit).

        Federal income tax expense
           computed at the statutory rate            $   (29,839)
        Net state income taxes                            (4,619)
        Benefit for income taxes                     $   (34,458)
                                                       ==========

6.  TRANSACTIONS WITH OFFICERS AND AFFILIATES

During the six months ended September 30, 1999 the Fund made advances to affiliated companies of the Fund. At September 30, 1999, the Fund had outstanding advances of $16,500 to Palo Verde Group, Inc. and $237,150 to Four Rivers Broadcasting, Inc. The Fund had outstanding notes of $225,000 to Tri-Power Resources, Inc. and $800,000 to Wyoming Resorts, LLC. The Fund had outstanding preferred capital of $194,500 to Wyoming Resorts, LLC.

During the six months ended September 30, 1999, the Fund received advances from affiliated companies of the Fund. At September 30, 1999, the Fund had outstanding payables of $92,407 to California Progressions, Inc. and $45,037 to TDP Energy Company.

7.  NOTES PAYABLE

The Fund has an unsecured note payable to an individual with an outstanding balance of $11,000, which bears interest at 12%, principal and interest due on demand.

The Fund has an unsecured note payable to John Gibbs, an affiliate, with an outstanding balance of $225,000 which bears interest at 14%, principal and interest due December 29, 1999.

At September 30, 1999, the Fund had a revolving line of credit to an unaffiliated bank with an outstanding balance of $100,000 bearing interest at 9.25%, principal and interest due August 31, 2000. The loan is guaranteed by the President of the Fund.

8.  COMMITMENT AND CONTINGENCY

In April 1999, the Fund guaranteed a $1,000,000 permanent 1st mortgage for Wyoming Resorts, LLC on its Thermopolis, Wyoming Hotel. The mortgage is also guaranteed by the Fund's President. The mortgage is current and is paid by Wyoming Resorts, LLC.

In August 1999, the Fund guaranteed a $116,907 1st mortgage for Palo Verde Group. The underlying property was appraised for $275,000. The President of the Fund also guaranteed the loan.

In February 1994, Redwood MicroCap Fund, Inc. co-guaranteed a $35,000 obligation for Premier Concepts, Inc. Premier had committed to pay the obligation from proceeds of its planned secondary offering. Premier closed the secondary offering and failed to remit the proceeds. Redwood MicroCap Fund, Inc. believed that Premier had paid the obligation and consequently Redwood was relieved of its guaranty. In October 1999, Bronson, Bronson & McKinnon LLP filed a lawsuit against Premier Concepts and its four guarantors including the Fund and its President. Premier has entered into a settlement agreement with Bronson & Bronson and there will be no liability to the guarantors.

Redwood MicroCap Fund, Inc. is a co-lessee with Alta California Broadcasting, Inc. for an equipment lease. The lease is current and all payments are made directly by Alta. The term of the lease is 36 months commencing on September 1, 1998. The monthly payment is $4,424. This lease was paid in full in October 1999.

The Fund leases office space under an operating lease which expires in January 2001. Minimum future rental payments under the non-cancelable lease agreement for the fiscal years ending March 31, 2000 and March 31, 2001 total $8,300 and $13,800, respectively.

9.  UNCERTAINTY

The Securities and Exchange Commission ("SEC") filed an administrative action against the Fund's President because of certain trading activity in his personal accounts during 1994. A hearing was held in November 1998 during which the Fund's President vigorously defended his position before a SEC Administrative Law Judge ("ALJ"). The ALJ's decision is not expected until 2000. Management does not believe an unfavorable outcome of this action will materially affect the Fund or management of the Fund; however, it is uncertain to what extent an unfavorable outcome would affect the Fund.

Pursuant to an examination of the Fund by the Securities and Exchange Commission ("SEC"), the SEC has issued a letter to the Fund identifying various asserted deficiencies and violations of rules and regulations. The Fund has reviewed the asserted deficiencies and violations and is currently preparing its' response. The Fund's management does not believe that the outcome of these matters will have a material impact on the Fund's financial condition or operations. However, the ultimate outcome of these matters is not determinable at this time.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                              (Unaudited)
                          For the Six Months
                          Ended September 30, --For the Years Ended March 31--

                                         1999    1999     1998    1997    1996

Per Share:
Income from investments..........      $ .040   $.037   $ .131  $ .041   $.029
Expenses.........................       (.082)  (.190)   (.145)  (.113)  (.114
                                        -----   -----    -----   -----  -----
Net investment income (loss).....       (.042)  (.153)   (.014)  (.072)  (.085)
Net realized gain (loss) and
 net change in unrealized
 appreciation of investments.....        .017   (.191)    .306    .976    .043
(Provision) benefit for
 income taxes....................        .014    .136    (.081)  (.339)   .007
Purchase of treasury stock.......           0    .005    (.003)       -      -
                                        -----   -----    -----   -----    -----
Net increase (decrease) in net
 asset value.....................       (.011)  (.203)    .208    .565   (.035)

Net asset value:
Beginning of period..............       1.428   1.631   1.423    .858    .893
                                        -----   -----   -----   -----    -----
End of period....................      $1.417  $1.428  $1.631  $1.423  $ .858
                                        =====   =====   =====   =====    =====
Total investment return (1)......       (.77)% (12.75)% 14.13%  65.85%  (3.52)%

Ratios:
Expenses  to average net assets         5.58%  12.33%    9.54%   8.78%  14.57%
Expenses to income................... 204.54%  511.63% 110.18% 276.30% 376.76%
Net investment income (loss) to
 average net assets..................   2.85%   (9.92)%   .88%  (5.60)%(10.70)%

Portfolio turnover rate (2)..........   5.40%   57.84%  38.88%  48.12%  21.63%

(1) Based on the change in net asset value since there has been no distributions during the period presented. The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended September 30, 1999 were $159,719 and $204,665, respectively.



                                         See notes to financial statements












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CORPORATE INFORMATION


Officers and Directors
John C. Power, President, and Director
J. Andrew Moorer, Treasurer, and Director
R. Stanley Pittman, Secretary
Joseph O. Smith, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918 - 3415
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
American Securities Transfer, Inc.
12039 West Alameda Parkway Suite # Z-2
Lakewood, CO  80228

Independent Auditors
Stockman Kast Ryan & Company, LLC.
102 North Cascade Avenue, Suite 405
Colorado Springs, CO  80903

Counsel
Neuman & Drennen, LLC

Stocks held in "street name"

Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name to be added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"




















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                            Redwood MicroCap Fund, Inc.


                             2000  SEMI-ANNUAL REPORT

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